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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 6, 1997

                                  CLARCOR INC.
               (Exact name of registrant as specified in Charter)

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
          DELAWARE                        1-11024                         36-0922490
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer Identification No.)
     of Incorporation)
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                        2323 Sixth Street, P.O. Box 7007
                            Rockford, Illinois 61125
         (Zip Code)(Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code (815) 962-8867

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report.)

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ITEM 5. OTHER EVENTS.

        On January 6, 1997, CLARCOR Inc., a Delaware Corporation, issued a Press Release (the "Press Release") with respect to its fourth quarter and fiscal 1996 results of operations.

        A copy of the Press Release is filed herewith as Exhibit 20 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

(c)  Exhibits:


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20   Press release issued by CLARCOR Inc., dated January 6, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CLARCOR INC.
January 6, 1997
                                                    /S/ LAWRENCE E. GLOYD
                                          By:

                                                      Lawrence E. Gloyd
                                                 Chairman and Chief Executive
                                                         Officer

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                                 EXHIBIT INDEX

     The following exhibits are filed herewith:

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EXHIBIT
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
20        Press release issued by CLARCOR Inc., dated January 6, 1997
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